UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

HEALTHCARE SOLUTIONS MANAGEMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-147367	38-3767357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

387 Corona St., Suite 555, Denver, CO 80218

(Address of principal executive offices)

(720) 442-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2020, Healthcare Solutions Management Group, Inc., a Delaware corporation and successor in interest to Verity Delaware Inc., a Delaware corporation which was previously a Nevada corporation named Verity Corp. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Merger Agreement (the “Merger Agreement”) by and between the Company, Verity Merger Corp., a wholly owned subsidiary of the Company (the “Merger Sub”), and Healthcare Solutions Holdings, Inc. (“HSH”) dated June 14, 2019, and as amended previously on August 25, 2020.

Pursuant to the terms of the Merger Agreement, the parties agreed that Merger Sub would merge with and into HSH, with HSH being the surviving entity (the “Merger”). Pursuant to the Amendment, the date provided to consummate the Merger Agreement was extended from September 30, 2020 to December 31, 2020. The purpose of the extension is to provide the parties with additional time to complete the Merger and the other transactions as set forth in the Merger Agreement.

Further, pursuant to the Amendment, it was agreed that the Company and HSH were in the process of amending their respective fiscal year ends so that the fiscal year end for each would be September 30.

Other than the foregoing, no other material changes were made to the Merger Agreement in the Amendment.

The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2020, the Company’s court appointed receiver, acting under judicial order on behalf of the Board of Directors of the Company, in accordance with the Company’s Bylaws, acted by written consent to change the Company’s Fiscal Year End from June 30 to September 30. The Company plans for file a Transition Report on Form 10-KT for the transition period from June 30 to September 30.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

2.1*

Amendment dated November 5, 2020, to Merger Agreement dated June 14, 2019, as amended on August 25, 2020, by and among Healthcare Solutions Management Group, Inc., Verity Merger Corp. and Healthcare Solutions Holdings, Inc.

______

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Solutions Management Group, Inc.

Date: November 10, 2020	By:	/s/ Robert Stevens
Robert Stevens
Receiver

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